                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                              RENT-A-CENTER, INC.
                (Name of Registrant as Specified in Its Charter)

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                              [RENT-A-CENTER LOGO]

                              PROXY STATEMENT FOR
                                      AND
                                   NOTICE OF
                        2000 ANNUAL STOCKHOLDERS MEETING

          ANNUAL  May 16, 2000.
        MEETING:  9:30 a.m. C.S.T.

       LOCATION:  Rent-A-Center, Inc.
                  5700 Tennyson Parkway
                  Fourth Floor
                  Plano, Texas 75024

          RECORD  Close of business on March 23, 2000.
           DATE:
                  If you were a stockholder of record at the close of business on March 23, 2000, you may vote at the meeting.

NUMBER OF VOTES:  Holders of our Common Stock are entitled to one vote for each share of Common Stock they owned on March 23, 2000. The holders of our Preferred Stock are entitled to convert their 271,426 shares of Preferred Stock into 9,716,373 shares of our Common Stock, and thus are entitled to an equal number of votes.

         AGENDA:  1.  To elect two directors.

                  2. To approve amendments to our Long-Term Incentive Plan allowing for participation by independent contractors
                      (as defined in the Plan) and an increase in the number of shares of our Common Stock, par value $.01 per share, which are reserved for issuance under our Long-Term
                      Incentive Plan from 4,500,000 to 6,200,000 shares for the purpose of retaining and recruiting quality employees in order to achieve our aggressive growth plans.

                  3.  To transact any other proper business.

        PROXIES: Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "for" the Board's nominees and "for" the approval of the Plan amendments. The proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, the proxy holders will vote for a person whom they believe will carry on our present policies.

         PROXIES  The Board of Directors.
   SOLICITED BY:

   FIRST MAILING  This proxy statement is dated April 5, 2000. We are first
           DATE:  mailing this proxy statement on or about April 7, 2000.

        REVOKING  You may revoke your proxy before it is voted at the meeting.
     YOUR PROXY:  To revoke, follow the procedures listed on page 29 under
                  "Voting Procedures/Revoking Your Proxy."

         PLEASE VOTE BY RETURNING YOUR PROXY -- YOUR VOTE IS IMPORTANT PROMPT RETURN OF YOUR PROXY WILL HELP REDUCE THE COSTS OF RESOLICITATION.

                                    CONTENTS

ELECTION OF DIRECTORS.......................................     2

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.....    11

PERFORMANCE GRAPH...........................................    12

EXECUTIVE COMPENSATION AND OTHER INFORMATION................    13

FISCAL YEAR END OPTION VALUES...............................    15

EMPLOYMENT AGREEMENTS.......................................    15

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................    15

PROPOSALS FOR STOCKHOLDER ACTION............................    17

OTHER BUSINESS..............................................    27

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....    27

RENT-A-CENTER STOCK OWNERSHIP...............................    28

VOTING PROCEDURES/REVOKING YOUR PROXY.......................    29

SUBMISSION OF STOCKHOLDER PROPOSALS.........................    30

EXHIBIT A -- AMENDED AND RESTATED RENT-A-CENTER, INC. LONG
  TERM INCENTIVE PLAN.......................................   A-1

                             ELECTION OF DIRECTORS

      BOARD STRUCTURE:    Our Board has seven members. The directors are divided into three classes. At each annual meeting, the term of one class expires. In general, directors in each class serve for a term of three years. Under the terms of our Certificate of Incorporation, the holders of our Preferred Stock are entitled to elect two of our seven directors. In addition to
                          Apollo's right pursuant to our Certificate of Incorporation, Apollo has similar rights under the stockholders agreement we entered into with them and Messrs. Talley and Speese.

NUMBER OF DIRECTORS TO    Two directors are to be elected.
           BE ELECTED:

        BOARD NOMINEES    OUR BOARD HAS NOMINATED JOSEPH V. MARINER, JR. AND J.V. LENTELL TO BE REELECTED BY ALL OF
                          THE STOCKHOLDERS. WE URGE YOU TO VOTE FOR MESSRS. MARINER AND LENTELL.

TERMS TO EXPIRE AT THE    Joseph V. Mariner, Jr.          Mr. Mariner has served as a director of Rent-A-Center since
  2003 ANNUAL MEETING:                                    February 1995. Until his retirement in 1978, Mr. Mariner
                                                          served as Chairman of the Board of Directors and Chief
                                                          Executive Officer of Hydrometals, Inc., a large
                                                          conglomerate with subsidiaries engaged in the manufacture
                                                          of retail plumbing supplies, non-powered hand tools and
                                                          electronic components. Mr. Mariner currently serves as a
                                                          director of Temtex Industries, Inc., a manufacturer of
                                                          energy efficient fireplaces and gas logs, Peerless Mfg.
                                                          Co., a manufacturer of heavy oil and gas filtration
                                                          equipment and Dyson Kissner Moran Corp., a New York based
                                                          private investment company engaged in acquiring and
                                                          operating a multitude of manufacturing companies with
                                                          additional holdings in real estate. Mr. Mariner's term as a director currently expires at this year's annual
                                                          stockholders meeting. Mr. Mariner is 79 years old.

                          J.V. Lentell                    Mr. Lentell has served as a director of Rent-A-Center since
                                                          February 1995. Mr. Lentell was employed by Kansas State
                                                          Bank & Trust Co., Wichita, Kansas, from 1966 through July
                                                          1993, serving as Chairman of the Board from 1981 through
                                                          July 1993. Since July 1993, he has served as a director and
                                                          Vice Chairman of the Board of Directors of Intrust Bank,
                                                          N.A., successor by merger to Kansas State Bank & Trust Co.
                                                          Mr. Lentell's term as a director currently expires at this year's annual stockholders meeting. Mr. Lentell is 61 years old.

                              CONTINUING DIRECTORS

TERMS TO EXPIRE AT THE    J. Ernest Talley                Mr. Talley has served as Chairman of the Board of Directors
  2001 ANNUAL MEETING:                                    of Rent-A-Center since May 1989 and Chief Executive Officer since November 1994. Mr. Talley operated a rent-to-own
                                                          business from 1963 to 1974 in Wichita, Kansas, which he
                                                          sold to Remco (later acquired by Thorn Americas and
                                                          acquired by us as part of the Thorn Americas acquisition)
                                                          in 1974. From 1974 to 1988, he was involved in the
                                                          commercial real estate business in Dallas, Texas. Mr.
                                                          Talley co-founded Talley Lease to Own, Inc. with his son,
                                                          Michael C. Talley, in 1987 and served as a director and
                                                          Chief Executive Officer of that company from 1988 until its merger with Rent-A-Center on January 1, 1995. Mr. Talley's term as a director expires at our 2001 annual stockholders meeting. Mr. Talley is 65 years old.

                          Peter P. Copses                 Mr. Copses was appointed a director of Rent-A-Center in
                                                          August 1998. Since 1990, Mr. Copses has been a principal of
                                                          Apollo Advisors, L.P., which, together with its affiliates, acts as managing general partner of Apollo Investment Fund,
                                                          L.P., AIF II, L.P., Apollo Investment Fund III, L.P. and
                                                          Apollo Investment Fund IV, L.P. Mr. Copses is also a
                                                          director of Prandium, Inc., a national restaurant operator, and Zale Corporation, an operator of specialty retail
                                                          jewelry stores. Mr. Copses serves as one of the two
                                                          directors elected by the holders of our Preferred Stock.
                                                          Mr. Copses' term as a director expires at our 2001 annual
                                                          stockholders meeting. Mr. Copses is 41 years old.

TERMS TO EXPIRE AT THE    Mark E. Speese                  Mr. Speese has served as Vice Chairman since September
  2002 ANNUAL MEETING:                                    1999. Mr. Speese also has served as a director of
                                                          Rent-A-Center since 1990. From 1990 until April 1999, Mr.
                                                          Speese served as President of Rent-A-Center. Mr. Speese
                                                          also served as Rent-A-Center's Chief Operating Officer from
                                                          November 1994 until March 1999. From Rent-A-Center's
                                                          inception in 1986 until 1990, Mr. Speese served as a Vice
                                                          President responsible for Rent-A-Center's New Jersey
                                                          operations. Prior to joining Rent-A-Center, Mr. Speese was a regional manager for Thorn Americas from 1979 to 1986.
                                                          Mr. Speese is also a director of Transportation Components,
                                                          Inc., a distributor of replacement parts and supplies for
                                                          commercial vehicles and equipment. Mr. Speese's term as a
                                                          director expires at our 2002 annual stockholders meeting.
                                                          Mr. Speese is 42 years old.

                          L. Dowell Arnette               Mr. Arnette has served as a director of Rent-A-Center since
                                                          May 1999. Mr. Arnette has served as our President since
                                                          April 1999. From March 1999 until March 2000, Mr. Arnette
                                                          served as our Chief Operating Officer. From September 1996 until March 1999, Mr. Arnette served as Executive Vice
                                                          President of Rent-A-Center. From May 1995 to September
                                                          1996, Mr. Arnette served as Senior Vice President of
                                                          Rent-A-Center. From November 1994 to May 1995, he served as
                                                          Regional Vice President of Rent-A-Center. From 1993 to
                                                          November 1994, he served as a regional manager of
                                                          Rent-A-Center responsible for the southeastern region. From
                                                          1975 until 1993, Mr. Arnette was an Executive Vice
                                                          President of DEF Investments, Inc., an operator of
                                                          rent-to-own stores. Rent-A-Center acquired substantially
                                                          all of the assets of DEF and its subsidiaries in April
                                                          1993. Mr. Arnette is the brother of Joe T. Arnette, Vice
                                                          President -- Training & Personnel of Rent-A-Center. Mr.
                                                          Arnette's term as a director expires at our 2002 annual
                                                          stockholders meeting. Mr. Arnette is 52 years old.

                          Laurence M. Berg                Mr. Berg was appointed a director of Rent-A-Center in
                                                          August 1998. Mr. Berg has been associated since 1992 and a principal since 1995 with Apollo Advisors, L.P., which
                                                          together with its affiliates, acts as managing general
                                                          partner of Apollo Investment Fund, L.P., AIF II, L.P.,
                                                          Apollo Investment Fund III, L.P., and Apollo Investment
                                                          Fund IV, L.P. Mr. Berg is also a director of Continental
                                                          Graphics Holdings, Inc., a provider of information services to the aerospace and professional services industry, and
                                                          Berlitz International, Inc., a provider of language
                                                          services. Mr. Berg serves as one of the two directors
                                                          elected by the holders of our Preferred Stock. Mr. Berg's
                                                          term as a director expires at our 2002 annual stockholders meeting. Mr. Berg is 33 years old.

                                                  BOARD INFORMATION
       BOARD MEETINGS:    During 1999, our Board of Directors met five times, including regularly scheduled and special meetings. Each director attended all meetings of the Board during his service as a director. The Board took action by unanimous written consent three times during 1999.

     BOARD COMMITTEES:    THE AUDIT COMMITTEE recommends the appointment of Rent-A-Center's independent auditors. It also approves audit reports and plans, accounting policies, audit fees and certain other expenses. The Audit Committee held two meetings in 1999. All members of the Audit Committee are non-employee directors. A director elected by the holders of our Preferred Stock must be a member of the Audit Committee. During 1999, Mr. Speese served as a member of the Audit
                          Committee while he served only as a director of Rent-A-Center. Members: Mr. Mariner,
                          Chairman, and Messrs. Lentell and Berg.

                          THE COMPENSATION COMMITTEE manages executive officer compensation. It also administers our compensation and incentive plans, including the Long-Term Incentive Plan. The committee evaluates the competitiveness of Rent-A-Center's compensation and the performance of the
                          Chief Executive Officer. It held one regular meeting in 1999 and acted by unanimous written consent five times during 1999. All members of the Compensation Committee are non-employee directors. A director elected by the holders of our Preferred Stock must be a member of the
                          Compensation Committee. During 1999, Mr. Speese served as a member of the Compensation
                          Committee while he served only as a director of Rent-A-Center. Members: Mr. Lentell,
                          Chairman, and Messrs. Mariner and Copses.

                          THE FINANCE COMMITTEE. In connection with the completion of the financing of the Thorn
                          Americas acquisition, the Board created a Finance Committee. Under our Certificate of
                          Incorporation, the Finance Committee must approve the issuance of debt and equity securities, except in limited circumstances. In certain cases the approval must be unanimous. A director elected by the holders of our Preferred Stock must be a member of the
                          Finance Committee. The Finance Committee did not meet during 1999. Members: Messrs.
                          Lentell, Talley, and Copses.

                                                 BOARD COMPENSATION

    RETAINER AND FEES:    Non-employee directors each receive $3,000 for each Board meeting and $1,000 for each
                          Committee meeting attended and are reimbursed for their expenses in attending such meetings. Mr. Speese received Board and Committee compensation during 1999 while he served only as a director of Rent-A-Center. Messrs. Talley and Arnette did not receive compensation for their services as a director.

        OPTION GRANTS:    Non-employee directors receive options to purchase 9,000 shares of our Common Stock in their first year of service as a director and options to purchase 3,000 shares of our
                          Common Stock on the first business day of each year thereafter. The exercise price of the options is the fair market value of our Common Stock on the grant date. These options vest and are exercisable immediately. Messrs. Talley, Speese and Arnette were not granted any options for their services as a director.

       INDEMNIFICATION    As permitted by the Delaware General Corporation Law, we have adopted provisions in our
         ARRANGEMENTS:    Certificate of Incorporation and Bylaws that provide for the indemnification of our directors and officers to the fullest extent permitted by applicable law. These provisions, among other things, indemnify each of our directors and officers for certain expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by such director or officer in any action or proceeding, including any action by or in the right of
                          Rent-A-Center, on account of such director's or officer's service as a director or officer of Rent-A-Center. In addition, we maintain a customary directors' and officers' liability insurance policy covering our directors and officers. We believe that these indemnification provisions are necessary to attract and retain qualified persons as directors and officers.

                               EXECUTIVE OFFICERS

The Board of Directors appoints our executive officers at the first Board of Directors meeting following our Annual Meeting of Stockholders, and updates the executive officer positions as needed throughout the year. Each executive officer serves at the behest of the Board of Directors and until their successors are elected and appointed or until the earlier of their death, resignation or removal.

The following table sets forth certain information with respect to our executive officers:

                        NAME                      AGE                           POSITION
                        ----                      ---                           --------
                        J. Ernest Talley......    65    Chairman of the Board of Directors and Chief Executive
                                                          Officer

                        Mark E. Speese........    42    Vice Chairman of the Board of Directors

                        L. Dowell Arnette.....    52    President

                        Dana F. Goble.........    34    Executive Vice President and Chief Operating Officer

                        Robert D. Davis.......    28    Senior Vice President -- Finance, Chief Financial
                                                        Officer and Treasurer

                        Bradley W. Denison....    39    Senior Vice President -- General Counsel

                        Mitchell E. Fadel.....    42    President and Chief Executive Officer of ColorTyme, Inc.

                        Anthony M. Doll.......    31    Senior Vice President

                        C. Edward Ford, III...    33    Senior Vice President

                        John H. Whitehead.....    50    Senior Vice President

                        David A. Kraemer......    38    Senior Vice President

                        William C. Nutt.......    43    Senior Vice President

                        Timothy J. Stough.....    44    Senior Vice President

                        Mark S. Connelly......    37    Senior Vice President

                        David M. Glasgow......    31    Corporate Secretary

                        J. Ernest Talley                Mr. Talley has served as Chairman of the Board of
                                                        Directors of Rent-A-Center since May 1989 and Chief
                                                        Executive Officer since November 1994. Mr. Talley
                                                        operated a rent-to-own business from 1963 to 1974 in
                                                        Wichita, Kansas, which he sold to Remco (later
                                                        acquired by Thorn Americas and acquired by us as
                                                        part of the Thorn Americas acquisition) in 1974.
                                                        From 1974 to 1988, he was involved in the commercial
                                                        real estate business in Dallas, Texas. Mr. Talley
                                                        co-founded Talley Lease to Own, Inc. with his son,
                                                        Michael C. Talley, in 1987 and served as a director
                                                        and Chief Executive Officer of that company from
                                                        1988 until its merger with Rent-A-Center on January
                                                        1, 1995.

                        Mark E. Speese                  Mr. Speese has served as Vice Chairman since
                                                        September 1999. From 1990 until April 1999, Mr.
                                                        Speese served as President of Rent-A-Center. Mr.
                                                        Speese also served as Rent-A-Center's Chief
                                                        Operating Officer from November 1994 until March
                                                        1999. From Rent-A-Center's inception in 1986 until
                                                        1990, Mr. Speese served as a Vice President
                                                        responsible for Rent-A-Center's New Jersey
                                                        operations. Prior to joining Rent-A-Center, Mr.
                                                        Speese was a regional manager for Thorn Americas
                                                        from 1979 to 1986.

                        L. Dowell Arnette               Mr. Arnette has served as our President since April
                                                        1999. From March 1999 until March 2000, Mr. Arnette
                                                        served as our Chief Operating Officer. From
                                                        September 1996 until March 1999, Mr. Arnette served
                                                        as Executive Vice President of Rent-A-Center. From
                                                        May 1995 to September 1996, Mr. Arnette served as
                                                        Senior Vice President of Rent-A-Center. From
                                                        November 1994 to May 1995, he served as Regional
                                                        Vice President of Rent-A-Center. From 1993 to
                                                        November 1994, he served as a regional manager of
                                                        Rent-A-Center responsible for the southeastern
                                                        region. From 1975 until 1993, Mr. Arnette was an
                                                        Executive Vice President of DEF Investments, Inc.,
                                                        an operator of rent-to-own stores. Rent-A-Center
                                                        acquired substantially all of the assets of DEF and
                                                        its subsidiaries in April 1993. Mr. Arnette is the
                                                        brother of Joe T. Arnette, Vice
                                                        President -- Training & Personnel of Rent-A-Center.

                        Dana F. Goble                   Mr. Goble was appointed Chief Operating Officer in
                                                        March 2000 and Executive Vice President of Rent-A-
                                                        Center in March 1999. From December 1996 until March
                                                        1999, Mr. Goble served as Senior Vice President of
                                                        Rent-A-Center, and from May 1995 until December
                                                        1996, Mr. Goble served as Regional Vice President of
                                                        Rent-A-Center. From April 1993 to May 1995, Mr.
                                                        Goble served as regional manager for the Detroit,
                                                        Michigan area.

                        Robert D. Davis                 Mr. Davis was appointed Senior Vice President --
                                                        Finance in September 1999. In January 1999, Mr.
                                                        Davis was appointed Chief Financial Officer, Vice
                                                        President -- Finance and Treasurer. Between June
                                                        1997 and September 1998, Mr. Davis served as
                                                        Treasurer of Rent-A-Center. From January 1997 until
                                                        June 1997, Mr. Davis served as Rent-A-Center's
                                                        Assistant Secretary and Treasurer. Between June 1995
                                                        and January 1997, Mr. Davis served as the Payroll
                                                        Supervisor for Rent-A-Center and from June 1993 to
                                                        June 1995 served as an accountant for Rent-A-Center.

                        Bradley W. Denison              Mr. Denison was appointed Senior Vice President --
                                                        General Counsel of Rent-A-Center in October 1998.
                                                        Between September 1996 and October 1998, Mr. Denison
                                                        was Vice President and Assistant General Counsel for
                                                        Thorn Americas, Inc. From August 1996 to October
                                                        1996, Mr. Denison served as Associate General
                                                        Counsel for Thorn Americas, Inc. and from June 1994
                                                        until August 1996, served as Director and Chief
                                                        Counsel for Thorn Americas, Inc. Prior to that time,
                                                        Mr. Denison served as a Staff Attorney for Thorn
                                                        Americas, Inc.

                        Mitchell E. Fadel               Mr. Fadel has been President and Chief Executive
                                                        Officer of ColorTyme since November 1992. ColorTyme
                                                        was acquired by Rent-A-Center in May 1996.

                        Anthony M. Doll                 Mr. Doll was appointed Senior Vice President of
                                                        Rent-A-Center in September 1998. From September 1996
                                                        until September 1998, Mr. Doll served as Regional
                                                        Vice President of Rent-A-Center. Between May 1995
                                                        and September 1996, Mr. Doll served as
                                                        Rent-A-Center's regional manager for the Detroit,
                                                        Michigan area. From April 1993 to May 1995, Mr. Doll
                                                        served as a store manager for Rent-A-Center.

                        C. Edward Ford, III             Mr. Ford was appointed Senior Vice President of
                                                        Rent-A-Center in September 1998. From January 1997
                                                        until September 1998, Mr. Ford served as a Regional
                                                        Vice President of Rent-A-Center. Between November
                                                        1994 until January 1997, Mr. Ford served as a
                                                        regional manager for Rent-A-Center for the Tennessee
                                                        region. From July 1993 until November 1994, Mr. Ford
                                                        served as a store manager for Rent-A-Center.

                        John H. Whitehead               Mr. Whitehead was appointed Senior Vice President of
                                                        Rent-A-Center in September 1997. Between May 1995
                                                        and September 1997, Mr. Whitehead served as a
                                                        Regional Vice President for Rent-A-Center. From July
                                                        1993 to May 1995, Mr. Whitehead served as Rent-A-
                                                        Center's regional manager for the Atlanta, Georgia
                                                        area.

                        David A. Kraemer                Mr. Kraemer was appointed Senior Vice President of
                                                        Rent-A-Center in September 1998. From December 1995
                                                        until September 1998, Mr. Kraemer served as a
                                                        Regional Vice President for Rent-A-Center. Prior to
                                                        that time, Mr. Kraemer served as a Divisional Vice
                                                        President for MRTO Holdings from November 1990 until
                                                        Rent-A-Center acquired MRTO Holdings in September
                                                        1995.

                        William C. Nutt                 Mr. Nutt was appointed Senior Vice President of
                                                        Rent-A-Center in May 1998. Between December 1995
                                                        until May 1998, Mr. Nutt served as a Regional Vice
                                                        President for Rent-A-Center. From December 1992
                                                        through December 1995, Mr. Nutt served as Rent-A-
                                                        Center's regional manager for the Northeast Ohio
                                                        area.

                        Timothy J. Stough               Mr. Stough was appointed Senior Vice President of
                                                        Rent-A-Center on February 1, 2000. From January 1998
                                                        to February 2000, Mr. Stough served as a Regional
                                                        Director of Thorn Americas, overseeing stores from
                                                        South Carolina to Vermont. From 1987 to 1998, Mr.
                                                        Stough served as a Market Manager for Thorn Americas
                                                        in North Carolina, South Carolina and Tennessee.

                        Mark S. Connelly                Mr. Connelly was appointed Senior Vice President of
                                                        Rent-A-Center in September 1999. Between June 1998
                                                        and September 1999, Mr. Connelly served as Regional
                                                        Vice President for Rent-A-Center. Between February
                                                        1998 and May 1998, Mr. Connelly served as a Division
                                                        Manager of Central Rents. From October 1997 to
                                                        February 1998, Mr. Connelly acted as Director of
                                                        Operations/ Acquisitions of Spin Cycle, a start-up
                                                        chain of coin-operated laundromats. From April to
                                                        October 1997, Mr. Connelly was a group manager with
                                                        Rent Mart, a rent-to-own subsidiary of The
                                                        Associates. From June 1996 through March 1997, Mr.
                                                        Connelly was the Vice President-Operations of Trans
                                                        Texas Capital, a franchisee of ColorTyme. From
                                                        January 1995 to May 1995, Mr. Connelly served as the
                                                        Midwest area manager of Remco America.

                        David M. Glasgow                Mr. Glasgow has served as Corporate Secretary for
                                                        Rent-A-Center since June 1995. Between June 1995 to
                                                        June 1997, Mr. Glasgow served as Corporate Secretary
                                                        and Treasurer for Rent-A-Center. From March 1995 to
                                                        June 1995, Mr. Glasgow served as accounting
                                                        operations supervisor and from June 1993 to March
                                                        1995, served as an accountant for Rent-A-Center.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                   THE    In February 1995, our Board of Directors established the
            COMMITTEE:    Compensation Committee to review and approve the
                          compensation levels for our members of senior management,
                          evaluate the performance of senior management, consider
                          management succession and consider any related matters for
                          us. The Compensation Committee is charged with reviewing
                          with our Board of Directors in detail all aspects of
                          compensation for our executive officers.

               OVERALL    We have developed a compensation program for executives and
        PHILOSOPHY AND    key employees designed to meet the following goals:
           OBJECTIVES:
                          -   Reward performance that increases the value of your
                              stock.
                          -   Attract, retain and motivate executives and key
                              employees with competitive compensation opportunities.
                          -   Build and encourage ownership of our shares.
                          -   Balance short-term and long-term strategic goals.
                          -   Address the concerns of our stockholders, employees, the
                              financial community and the general public.

                          To meet these objectives, we reviewed competitive
                          compensation data and implemented the base salary and annual and long-term incentive programs discussed below.

             EXECUTIVE    The available forms of executive compensation include base
         COMPENSATION:    salary, cash bonus awards and incentive stock options,
                          restricted stock awards and stock appreciation rights. Our performance is a key consideration in determining executive compensation. However, our compensation policy recognizes
                          that stock price performance is only one measure of
                          performance and, given industry business conditions and our long-term strategic direction and goals, it may not
                          necessarily be the best current measure of executive
                          performance. Therefore, our compensation policy also gives consideration to the achievement of specified business
                          objectives when determining executive officer compensation.
                          An additional achievement of the Compensation Committee has been to offer officers equity compensation in addition to
                          salary in keeping with our overall compensation philosophy, which attempts to place equity in the hands of our employees in an effort to further instill stockholder considerations and values in the actions of all the employees and executive officers.

                          Compensation paid to executive officers is based upon a
                          company-wide salary structure consistent for each position relative to its authority and responsibility compared to
                          industry peers. Stock option awards in fiscal year 1999 were used to reward certain officers and to retain them through the potential of capital gains and equity buildup in
                          Rent-A-Center. The number of stock options granted is
                          determined by the subjective evaluation of the officer's
                          ability to influence our long term growth and profitability.
                          Stock options granted to our senior management have been
                          granted only pursuant to our Long-Term Incentive Plan. The
                          Board believes the award of options represents an effective incentive to create value for the stockholders.

                   CEO    Mr. Talley's base salary as our Chief Executive Officer for
         COMPENSATION:    fiscal year 1999 was $400,000. On January 2, 2000, we
                          increased his base salary approximately 25% to $500,000 in order to raise his salary to a level the Compensation
                          Committee deemed to be commensurate with the Chief Executive
                          Officer's position at comparable publicly owned companies
                          and in recognition of the increased responsibilities
                          associated with the tremendous growth we experienced last
                          year. In determining the compensation of Mr. Talley, the
                          Compensation Committee considered Mr. Talley's performance, his compensation history and other subjective factors. The
                          Compensation Committee believes that the Chief Executive
                          Officer's 1999 and 2000 compensation levels are justified by
                          Rent-A-Center's financial progress and performance against the goals set by the Compensation Committee.

                                                    COMPENSATION COMMITTEE
                                                    J. V. Lentell
                                                    Joseph V. Mariner, Jr.
                                                    Peter P. Copses

                               PERFORMANCE GRAPH(1)
                  Comparison of Cumulative Total Return Among
             Rent-A-Center, NASDAQ Stock Market -- Market Index and
                        Rent-A-Center's "Peer Group"(2)

                           -------------------------- FISCAL YEAR ENDING ------------------------------
COMPANY/INDEX/MARKET       1/25/1995    12/29/1995   12/31/1996   12/31/1997    12/31/1998   12/31/1999
Rent A Center Inc             100          358.51       378.07       534.51        827.84       516.58

Customer Selected Stock List  100           75.05        70.77        61.22         42.03        28.00

NASDAQ Market Index           100          128.69       159.91       195.61        275.89       486.60

(1) Assumes $100 invested on January 25, 1995 and dividends reinvested. Historical performance does not necessarily predict future results.

(2) Because of the consolidation in the rent-to-own industry, our peer group has changed since our initial public offering in January 1995. Our peer group for the 1999 fiscal year consists of Aaron Rents, Inc., Bestway, Inc., Heilig Meyers Company, RentWay, Inc., and Rainbow Rentals, Inc.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

            SUMMARY OF  The following table summarizes the compensation we paid the
         COMPENSATION:  Chairman and Chief Executive Officer and each of the four other most highly compensated executive officers at the end of 1999, based on salary, bonus and stock option grants.

                                                                                           LONG-TERM
                                                                                          COMPENSATION
                                                                     ANNUAL               ------------
                                                                 COMPENSATION(1)           SECURITIES             ALL OTHER
                        NAME &                            -----------------------------    UNDERLYING            COMPENSATION
                        PRINCIPAL POSITION                SALARY($)           BONUS($)     OPTIONS(#)                ($)
                        ------------------                ---------           ---------   ------------           ------------
                        J. Ernest Talley.........  1999   $400,000                  --      100,000(2)                --
                          Chairman of the Board    1998    280,000                  --           --                   --
                          & Chief Executive        1997    250,000                  --           --                   --
                          Officer

                        Mitchell E. Fadel(3).....  1999   $245,000            $121,200        5,000(4)                --
                          President & Chief        1998    235,000             104,000           --                   --
                          Executive Officer --     1997    210,000              96,000       10,000(5)                --
                          ColorTyme, Inc.

                        L. Dowell Arnette........  1999   $248,000            $ 15,250       25,000(6)                --
                          President                1998    190,000              16,000       15,000(7)                --
                                                   1997    160,000              25,000           --                   --

                        Bradley W. Denison.......  1999   $235,000            $ 15,250           --                   --
                          Senior Vice President &  1998     58,000(8)          211,000(9)    50,000(10)               --
                          General Counsel          1997         --                  --           --                   --

                        Dana F. Goble............  1999   $176,000            $ 15,250       20,000(11)               --
                          Executive Vice           1998    125,000              15,865           --                   --
                          President & Chief        1997    118,850              13,580        5,000(12)               --
                          Operating Officer

                  ------------------------------

                   (1) The named executive officers did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites or other benefits the aggregate cost of which did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for each such officer.

                   (2) In December 1999, Mr. Talley was granted 100,000 options to purchase our Common Stock on a one-for-one basis, pursuant to our Long-Term Incentive Plan. Of these 100,000 options, 20,189 vest over four years and expire five years from the date of grant. The remaining 79,811 options vest over four years and expire 10 years from the date of grant.

                   (3) Mr. Fadel is President of our wholly owned subsidiary ColorTyme.

                   (4) In December 1999, Mr. Fadel was granted 5,000 options to purchase our Common Stock on a one-for-one basis, pursuant to our Long-Term Incentive Plan. The options vest over four years and expire 10 years from the date of grant.

                   (5) On January 2, 1997, Mr. Fadel was granted 10,000 new options to replace options previously granted in 1996. These options vest at 25% per year, beginning January 2, 1998.

                   (6) In January 1999, Mr. Arnette was granted 15,000 options to purchase our Common Stock on a one-for-one basis and in December 1999, was granted an additional 10,000 options to purchase our Common Stock on a one-for-one basis, all pursuant to our Long-Term Incentive Plan. The options each vest over four years and expire 10 years from the date of grant.

                   (7) In July 1998, Mr. Arnette was granted 15,000 options to purchase our Common Stock on a one-for-one basis, pursuant to our Long-Term Incentive Plan. The options vest over four years and expire 10 years from the date of the grant.

                   (8) Mr. Denison was employed by Thorn Americas, Inc. prior to our acquisition of Thorn Americas. This amount reflects the portion of Mr. Denison's salary paid by us.

                   (9) Pursuant to the Thorn Americas acquisition, Mr. Denison received certain change of control payments under benefit plans that Thorn Americas had in place. The Thorn Americas purchase price was reduced by the change-of-control payments. This amount reflects the change-of-control payments made to Mr. Denison, which were paid by us.

                  (10) In September 1998, Mr. Denison was granted 50,000 options to purchase our Common Stock on a one-for-one basis, pursuant to our Long-Term Incentive Plan. The options vest over various periods and upon the achievement of various objectives. The options expire 10 years from the date of the grant.

                  (11) In January 1999, Mr. Goble was granted 10,000 options to purchase our Common Stock on a one-for-one basis and in December 1999, was granted an additional 10,000 options to purchase our Common Stock on a one-for-one basis, all pursuant to our Long-Term Incentive Plan. The options each vest over four years and expire 10 years from the date of grant.

                  (12) On January 2, 1997, Mr. Goble was granted 5,000 options to purchase our Common Stock on a one-for-one basis, pursuant to our Long-Term Incentive Plan. The options vest over four years and expire 10 years from the date of grant.

 STOCK OPTIONS GRANTED    The following table lists our grants during 1999 of stock options to the officers named
              IN 1999:    in the Summary Compensation Table. The amounts shown as potential realizable values rely on arbitrarily assumed rates of share price appreciation prescribed by the SEC. In assessing those values, please note that the ultimate value of the options, as well as your shares, depends on actual future share values. Market conditions and the efforts of the directors, the officers and others to foster the future success of Rent-A-Center can influence those future share values.

                                                                                                POTENTIAL REALIZABLE
                                                                                                  VALUE AT ASSUMED
                                               NUMBER OF      % OF                               ANNUAL STOCK PRICE
                                               SECURITIES     TOTAL                               APPRECIATION FOR
                                               UNDERLYING    GRANTED                               OPTION TERM(1)
                                                OPTIONS     IN FISCAL   EXERCISE   EXPIRATION   ---------------------
                        NAME                   GRANTED(2)     1999       PRICE        DATE         5%         10%
                        ----                   ----------   ---------   --------   ----------   --------   ----------
                        J. Ernest Talley.....    20,189       1.0%        21.79(3) 12/31/04     $121,541   $  268,575
                                                 79,811       3.9%        19.81(4) 12/31/09     $994,318   $2,519,796
                        Mitchell E. Fadel....     5,000       0.2%        19.81(4) 12/31/09     $ 62,292   $  157,860
                        L. Dowell Arnette....    15,000       0.7%        30.50(4) 01/04/09     $287,719   $  729,137
                                                 10,000       0.5%        19.81(4) 12/31/09     $124,584   $  315,720
                        Bradley W. Denison...        --        N/A          N/A         N/A          N/A          N/A
                        Dana F. Goble........    10,000       0.5%        30.50(4) 01/04/09     $191,813   $  486,091
                                                 10,000       0.5%        19.81(4) 12/31/09     $124,584   $  315,720

---------------

                  (1) These amounts represent certain assumed rates of
                      appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of our Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

                  (2) Options are exercisable at 25% per year, beginning one year from the date of grant.

                  (3) The exercise price was fixed at the date of grant and
                      represents 110% of the fair market value per share of our Common Stock on such date.

                  (4) The exercise price was fixed at the date of the grant and represented the fair market value per share of Common Stock on such date.

 1999 OPTION HOLDINGS:    The following table contains values for "in the money" options, meaning a positive spread between the year-end share price of $19.81 and the exercise price for the options held by our named executive officers. These values have not been, and may never be, realized. The options might never be exercised, and the value, if any, will depend on the share price on the exercise date. No shares were acquired during 1999 by our named executive officers as a result of the exercise of options.

                               FISCAL YEAR END OPTION VALUES

                                                                       NUMBER OF          VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                                                                   AT FISCAL YEAR END      AT FISCAL YEAR END
                                                                    EXERCISABLE(E)/         EXERCISABLE(E)/
                        NAME                                        UNEXERCISABLE(U)     UNEXERCISABLE(U)(1)(2)
                        ----                                      --------------------   ----------------------
                        J. Ernest Talley........................       0(E)  100,000(U)         0(E)        0(U)
                        Mitchell E. Fadel.......................   5,000(E)   10,000(U)  $ 27,150(E)  $27,150(U)
                        L. Dowell Arnette.......................  18,750(E)   36,250(U)  $197,100(E)        0(U)
                        Bradley W. Denison......................  12,500(E)   37,500(U)         0(E)        0(U)
                        Dana F. Goble...........................  17,500(E)   22,500(U)  $210,675(E)  $13,575(U)

------------

                  (1) The closing market price of our Common Stock on December
                      31, 1999 of $19.81, as reported on the Nasdaq National Market of the Nasdaq Stock Market, Inc., was used in the calculation to determine the value of unexercised options.

                  (2) The exercise price of certain options held by the
                      individuals listed in this table exceeded the closing market price of our Common Stock on December 31, 1999. Accordingly, no value is set forth in this table with respect to such options.

                             EMPLOYMENT AGREEMENTS

          MR. DENISON:    We are a party to an employment agreement with Bradley W. Denison dated October 1,
                          1998, naming Mr. Denison our Senior Vice President and General Counsel effective on
                          October 5, 1998. The employment agreement provides for an annual salary of $235,000 plus bonus and a severance amount equal to one year's salary in the event of termination. Mr. Denison received options to purchase 50,000 shares of our Common Stock under our Long-Term Incentive Plan at an exercise price of $26.50 per share. Of the
                          50,000 options granted, 12,500 are currently exercisable.
                           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         INTRUST BANK:    J.V. Lentell, one of our directors, serves as Vice Chairman of the Board of Directors of Intrust Bank, N.A., one of our lenders. Intrust Bank, N.A. is a $15,566,540 participant in our senior credit facility, of which approximately $7,558,258 was advanced at March 23, 2000. We also maintain a $5,000,000 revolving line of credit with
                          Intrust Bank, N.A. Although from time to time we may draw funds from the revolving line of credit, no funds were advanced as of March 23, 2000. In addition, Intrust Bank, N.A.
                          serves as trustee of the Company's 401(k) plan.

             PORTLAND/    Mitchell E. Fadel, President of ColorTyme, owns approximately 15% of each of Portland
          WILSON/CTME,    II RAC, Inc., CTME, LLC., and Wilson Enterprises of Maine, Inc., all of which are our
                  LLC:    franchisees. As of March 23, 2000, Portland, Wilson and CTME collectively were indebted to us for approximately $138,419.

 APOLLO MANAGEMENT IV,    On August 5, 1998, affiliates of Apollo Management IV, L.P. purchased $250 million of
                 L.P.:    our Preferred Stock. Pursuant to the stock purchase agreement we entered into with affiliates of Apollo Management IV, L.P., the affiliates of Apollo Management IV, L.P.
                          have voting control of 100% of our Preferred Stock, which gives them the right to elect two individuals to our Board. Messrs. Berg and Copses currently serve as such directors on our Board.

 COMMITTEE INTERLOCKS:    Mr. Speese served as a member of our Compensation Committee during 1999 when he served
                          Rent-A-Center solely as an outside director and prior to being named Vice Chairman.
                          Other than Mr. Speese, none of our executive officers served as a member of the compensation or similar committee or as a member of the Board of Directors of any other entity of which an executive officer served on the Compensation Committee or Board of
                          Directors of Rent-A-Center.

                        PROPOSALS FOR STOCKHOLDER ACTION

                            1. ELECTION OF DIRECTORS

       BOARD NOMINEES:    Our Board has nominated Joseph V. Mariner, Jr. and J.V. Lentell to be elected by all of the stockholders. Information about each of Messrs. Mariner and Lentell is contained in the section entitled Election of Directors on page 2. We urge you to vote "FOR" Messrs. Mariner and Lentell.

         2. APPROVAL OF THE AMENDMENTS TO THE LONG-TERM INCENTIVE PLAN

                        INFORMATION CONCERNING THE PLAN

     AMENDMENTS TO THE    In January 2000, the Board amended our Long-Term Incentive
                 PLAN:    Plan to allow us to grant options under the Plan to
                          independent contractors. In March 2000, the Board again
                          amended the Plan to increase the number of common shares
                          reserved for issuance under the Plan from 4,500,000 to
                          6,200,000 for the purpose of retaining and recruiting
                          quality employees in order to achieve our aggressive growth plans. We urge you to vote "FOR" the approval of these
                          amendments.

    DESCRIPTION OF THE    Below is a summary of the Plan. It does not restate the Plan
   LONG-TERM INCENTIVE    in its entirety and is qualified by the terms of the Plan. A
                 PLAN:    copy of the Plan is attached to this Proxy as Exhibit A.
                          Under the Plan, officers, directors, employees and
                          independent contractors are eligible to receive awards in
                          the form of stock options, stock appreciation rights,
                          restricted stock grants and cash awards.

                          There are currently a total of 6,200,000 shares of our
                          Common Stock available for employee awards, director options and independent contractor options granted wholly or partly in Common Stock, including rights or options which may be
                          exercised for or settled in Common Stock. Of the 6,200,000 shares, 496,000 are set aside for issuance pursuant to
                          director options and 310,000 are set aside for stock awards.
                          As of March 23, 2000, 3,829,476 options were outstanding
                          under the Plan with a market value of $53,612,664 (based
                          upon the March 23, 2000 closing price of $15.00 per share),
                          955,475 of which are currently exercisable. The Compensation
                          Committee may from time to time adopt and observe such
                          procedures concerning the counting of shares against the
                          Plan maximum as it may deem appropriate under Rule 16b-3
                          under the Securities Exchange Act.

 ADMINISTRATION OF THE    The Plan is administered by the Compensation Committee of
   LONG-TERM INCENTIVE    our Board of Directors. The members of the Committee may be
                 PLAN:    changed by the Board of Directors at any time as long as the composition of the Committee still permits the Plan to
                          comply with Rule 16b-3 under the Exchange Act. The Committee is presently comprised of Messrs. J. V. Lentell, Joseph V.
                          Mariner, Jr. and Peter P. Copses. Our members of the Board of Directors serve three-year terms. Messrs. Lentell's and
                          Mariner's term will expire at this year's annual meeting and
                          Mr. Copses term will expire in 2001.

                          The Committee has full and exclusive power to interpret the
                          Plan and to adopt any rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper in the best interests of Rent-A-Center and in keeping with the objectives of the Plan. The Committee is permitted, in its discretion, to:

                          -   Provide for the extension of the exercisability of an
                              employee award, a director option or an independent
                              contractor option;

                          -   Accelerate the vesting or exercisability of an employee
                              award, a director option or an independent contractor
                              option;

                          -   Eliminate or make less restrictive any restrictions
                              contained in an employee award, a director option or an
                              independent contractor option;

                          -   Waive any restriction or other provision of an employee
                              award, a director option or an independent contractor
                              option; or

                          -   Otherwise amend or modify an employee award, a director
                              option or an independent contractor option in any manner
                              that is either (a) not adverse to the participant
                              holding the employee award, director option or
                              independent contractor option, or (b) consented to by
                              the participant.

                          The Committee has the authority to correct any defect or
                          supply any omission or reconcile any inconsistency in the
                          Plan or in any employee award, director option or
                          independent contractor option in the manner and to the
                          extent the Committee deems necessary or desirable to carry it into effect. Any decision made by the Committee in the
                          interpretation and administration of the Plan is final,
                          conclusive and binding on all parties concerned. The
                          Committee is permitted to delegate to the Chief Executive
                          Officer and to other senior officers of Rent-A-Center its
                          duties under the Plan. However, the Committee is not
                          permitted to delegate any person the authority to grant
                          employee awards, director options or independent contractor options to, or take other action with respect to,
                          participants who are subject to Section 16 of the Exchange
                          Act.

                          The Board of Directors has the authority to amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any
                          other purpose permitted by law, except that

                          -   no amendment or alteration that would impair the rights
                              of any participant under any employee award, director option or independent contractor option previously granted to
                              the participant will be made without the participant's
                              consent, and

                          -   no amendment or alteration will be effective prior to
                              approval by our stockholders to the extent such approval is then required pursuant to Rule 16b-3 in order to
                              preserve the applicability of any exemption provided by
                              that rule to any employee award, director option or
                              independent contractor option then outstanding, unless
                              the holder of such employee award, director option or
                              independent contractor option consents, or to the extent
                              stockholder approval is otherwise required by applicable
                              legal requirements.

                          The Plan is not subject to any provision of the Employee
                          Retirement Income Security Act of 1974.

   PARTICIPANTS IN THE    All of our employees and those of our subsidiaries are
   LONG-TERM INCENTIVE    eligible for employee awards under the Plan. The Committee
                 PLAN:    selects the employees as participants in the Plan from time to time by the grant of employee awards under the Plan. The
                          Committee will determine the type or types of awards to be made to employees under the Plan. Our non-employee directors are entitled to receive director options under the Plan.
                          Directors options are nonqualified stock options granted to each eligible director on the first business day of each
                          year, providing for the purchase of 9,000 shares of our
                          Common Stock in the first year of service and 3,000 shares each year thereafter. The Committee may, in its discretion, also grant independent contractor options to independent
                          contractors. All independent contractor options are
                          nonqualified stock options. Each employee award, director
                          option and independent contractor option is made by a
                          written agreement, which contains the terms, conditions and limitations of the employee award, director option or
                          independent contractor option.

      AWARDS UNDER THE    An employee award may consist of:
   LONG-TERM INCENTIVE
                 PLAN:    -   a right to purchase a specified number of shares of our
                              Common Stock at a price specified by the Committee in the
                              agreement;

                          -   a stock option, which is subject to applicable terms,
                              conditions and limitations established by the Committee
                              and, if the stock option is an incentive stock option,
                              which complies with Section 422 of the Internal Revenue
                              Code;

                          -   a right to receive a payment, in cash or shares of our
                              Common Stock, equal to the excess of the fair market value or other specified valuation of a specified number of
                              shares of our Common Stock on the date the stock
                              appreciation right is exercised over a specified strike
                              price as set forth in the applicable agreement; or

                          - shares of our Common Stock or may be denominated in units of our Common Stock.

                          All or part of any employee award may be subject to
                          conditions established by the Compensation Committee and set forth in the applicable agreement. These conditions may
                          include, but are not limited to:

                          -   continuous service with us or our subsidiaries;

                          -   achievement of specific business objectives;

                          -   increases in specified indices; and

                          -   attaining specified growth rates and other comparable
                              measurements of performance.

                          These employee awards may be based on fair market value or other specified valuations. The certificates evidencing
                          shares of our Common Stock issued in connection with an
                          employee award will contain appropriate legends and
                          restrictions describing the terms and conditions of the
                          restrictions applicable to the employee award.

                          An employee award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee and set forth in the applicable agreement.
                          These restrictions and conditions may include:

                          -   continuous service with us;

                          -   achievement of specific business objectives;

                          -   increases in specified indices;

                          -   attaining specified growth rates; and

                          -   other comparable measurements of performance.

                          Payment of employee awards may be made in the form of cash or newly issued shares of our Common Stock or combinations thereof and may include such restrictions as the
                          Compensation Committee shall determine including, in the
                          case of shares of our Common Stock, restrictions on transfer and forfeiture provisions.

                          The Committee may, in its discretion, (A) permit selected
                          participants to elect to defer payments of some or all types of employee awards in accordance with procedures established by the Committee, or (B) provide for the deferral of an
                          employee award in an agreement or otherwise. Any such
                          deferral may be in the form of installment payments or a
                          future lump sum payment. Any deferred payment, whether
                          elected by the participant or specified by the applicable
                          agreement or by the Committee, may be forfeited if and to
                          the extent that the applicable agreement so provides.

                          Dividends or dividend equivalent rights may be extended to and made part of any employee award denominated in shares of our Common Stock, subject to such terms, conditions and
                          restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in shares of our Common
                          Stock.

                          At the discretion of the Committee, a participant may be offered an election to substitute an employee award for another employee award of the same or different type.

                       The price at which shares of our Common Stock may be purchased under a stock option must be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering shares of our Common Stock or surrendering all or part of that or any other employee award, including restricted stock, valued at the fair market value on the date of exercise, or any combination thereof. If permitted by the Committee, payment may be made by successive exercises by the participant. The Committee may provide for procedures to permit the exercise or purchase of employee awards, director options or independent contractor options by (A) loans from us, or (B) use of the proceeds to be received from the sale of shares of our Common Stock issuable pursuant to an employee award, a director option or independent contractor option.

                                      TAX EFFECTS OF PARTICIPATION IN THE LONG-TERM INCENTIVE PLAN

                       The following briefly summarizes the federal income tax consequences arising from participation in the Plan. This discussion is based upon present law, which is subject to change, possibly retroactively. The tax treatment to persons who participate in the Plan may vary depending upon each person's particular situation and, therefore, may be subject to special rules not discussed below. This discussion does not address the effects, if any, under any potentially applicable foreign, state, or local tax laws, or the consequences thereunder, or the effects, if any, of any local, federal gift, estate, or inheritance taxes, or the consequences thereunder, that may result from the acquisition, holding, or disposition of shares of our Common Stock issued under the terms of the Plan.

                       We have the right to deduct applicable taxes from any employee award, director option or independent contractor option and withhold, at the time of delivery or vesting of cash shares of our Common Stock under the Plan, an appropriate amount of cash or number of shares of our Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in our opinion to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to us of shares of our Common Stock owned by the holder of the employee award, director option or independent contractor option with respect to which withholding is required. If shares of our Common Stock are used to satisfy tax withholding, those shares shall be valued based on the fair market value when the tax withholding is required to be made.

       PARTICIPANTS    The Plan is intended to comply with the requirements of Rule 16b-3 promulgated under the
         SUBJECT TO    Exchange Act relating to rules for our directors, officers and 10% stockholders. Therefore,
      SECTION 16(b)    because the acquisition of shares of our Common Stock will not be deemed to be a "purchase"
             OF THE    for purposes of Section 16(b) of the Exchange Act, a sale of shares of our Common Stock by
           EXCHANGE    a Plan participant within six months after the date of exercise of an option or SAR, or the
               ACT:    date restrictions on a restricted stock award lapse, should not necessarily subject the
                       Plan participant to liability under Section 16(b) of the Exchange Act. However, because the sale of shares of our Common Stock can still be "matched" with other purchases, if a Plan participant has purchased shares of our Common Stock or a right to acquire shares of our
                       Common Stock which is considered a "purchase" for purposes of Section 16(b) within six months before the date of exercise of an option or SAR, or the date restrictions on a restricted stock award lapse, the Plan participant may have short-swing liability under
                       Section 16(b) if he or she were to sell shares of our Common Stock within six months after the date of the interim purchase. The IRS has not yet formally taken a position about the tax consequences of this fact situation. However, because an interim purchase would trigger liability upon the sale of shares of our Common Stock within six months after the interim purchase, the shares of our Common Stock may be treated as subject to a "substantial risk of forfeiture" under Section 83(c) of the Internal Revenue Code and not transferable and, therefore, substantially non-vested. The following discussion assumes either that no interim purchases were made or that interim purchases do not cause shares of our Common
                       Stock to be substantially non-vested for Plan participants subject to Rule 16b-3. Plan participants subject to Rule 16b-3 should consult with a tax advisor.

          NONQUALIFIED    A Plan participant will not recognize taxable income upon
                 STOCK    the grant of a nonqualified stock option. The federal income
              OPTIONS:    tax consequences to a Plan participant of exercising a
                          nonqualified stock option will vary depending on whether the shares of our Common Stock received upon the exercise of
                          such option are either "substantially vested" or
                          "substantially non-vested" within the meaning of Section 83 of the Internal Revenue Code. Generally, such shares will be
                          "substantially non-vested" if they are both non-transferable and subject to a substantial risk of forfeiture, and will be
                          "substantially vested" if they are either transferable or
                          not subject to a substantial risk of forfeiture. A Plan
                          participant generally should not recognize compensation
                          income upon exercising a nonqualified stock option for
                          shares that are "substantially non-vested" until such shares become "substantially vested." A Plan participant who wishes to recognize compensation income at the time of the exercise of such an option, rather than when the shares become
                          "substantially vested," must file an election under Section
                          83(b) of the Internal Revenue Code.

                          A Section 83(b) election is made by filing a written notice with the IRS office with which the Plan participant files
                          his or her federal income tax return. The notice must be
                          filed within 30 days of the Plan participant's receipt of
                          the shares of our Common Stock related to the applicable
                          award and must meet certain technical requirements.

      Taxation of Plan    Upon the exercise of a nonqualified stock option, a Plan
          Participants    participant will most likely receive stock that is
                          substantially vested. Therefore, the Plan participant will recognize ordinary income upon the exercise of the
                          nonqualified stock option in an amount equal to the excess of the fair market value of the shares of our Common Stock received on the date of exercise over the exercise price.

     Company Deduction    We will be entitled to a corresponding deduction equal to
                          the amount recognized as income by a Plan participant at the time such amount is recognized by the Plan participant,
                          provided that the Plan participant's compensation is
                          reasonable in amount, and otherwise within statutory
                          limitations.

                 Basis    The Plan participant's basis in the shares of our Common
                          Stock acquired upon the exercise of a nonqualified stock
                          option will be the exercise price plus the amount of
                          ordinary income recognized by the Plan participant with
                          respect to those shares of Common Stock, assuming the
                          exercise price is paid solely in cash. The tax basis in the shares of our Common Stock for which the exercise price is paid in stock, if permitted by the Committee pursuant to the
                          Plan, is discussed below under the caption "Tax Implications
                          Related to the Exercise of Stock Options with Rent-A-Center
                          Common Stock."

    Subsequent Sale or    Upon the sale or other disposition of the shares of our
        Disposition of    Common Stock acquired upon the exercise of a nonqualified
          Common Stock    stock option, a Plan participant will recognize taxable
                          income, or a deductible loss, equal to the difference
                          between the amount realized on the sale or disposition and the Plan participant's basis in the shares of our Common
                          Stock. The Plan participant's gain or loss will be taxable as a capital gain or deductible as a capital loss provided the shares constitute a capital asset in the hands of the
                          Plan participant. The type of capital gain or loss will
                          depend upon the holding period of the shares of our Common
                          Stock. If the shares of our Common Stock are held for twelve months or less, there will be a short-term capital gain or loss on sale or disposition.

                          Finally, if the shares of our Common Stock are held for more than twelve months, there will be long-term capital gain or loss on sale or disposition.

             INCENTIVE    Incentive stock options may be granted only to our employees
                 STOCK    and employees of our subsidiaries.
              OPTIONS:

                          An employee will not recognize any taxable income upon the grant of an incentive stock option. An employee also will
                          not recognize any taxable income upon the exercise of an
                          incentive stock option provided that the employee (A) was an employee at all times beginning on the date the option was granted and ending on the date three months before the
                          option was exercised, or one year in the case of a disabled employee, and (B) holds our Common Stock related to the
                          option for at least two years after the date the option was granted and for at least one year after the date the option was exercised.

           Alternative    The exercise of an incentive stock option will result,
           Minimum Tax    however, in an item of income for purposes of determining
                          the alternative minimum tax. Liability for tax under the
                          alternative minimum tax rules will arise only if the
                          employee's tax liability determined under the alternative
                          minimum tax rules exceeds the employee's tax liability
                          determined under the ordinary income tax rules. The exercise of an incentive stock option will give rise to an item of
                          alternative minimum tax income to an employee in an amount equal to the excess of the fair market value of the shares of our Common Stock received on the date the option is
                          exercised over the exercise price. Plan Alternative
                          participants who exercise incentive stock options and
                          receive shares of our Common Stock that are subject to a
                          substantial risk of forfeiture within the meaning of Section
                          Minimum Tax 83(c) of the Internal Revenue Code are urged to consult their tax advisor concerning the application of the alternative minimum tax rules.

               Company    We will not be entitled to a deduction for federal income
             Deduction    tax purposes with respect to the grant of an incentive stock option to an employee under the Plan, the exercise of such option by the employee, or the sale of the shares of our
                          Common Stock acquired through the exercise of such option by the employee subsequent to the expiration of the holding
                          period.

                 Basis    The employee's tax basis in the shares of our Common Stock acquired upon the exercise of an incentive stock option for which the exercise price is paid solely in cash will be
                          equal to the amount of the cash paid. The tax basis in the shares of our Common Stock for which the exercise price is paid in stock, if permitted by the Committee pursuant to the
                          Plan, is discussed below under the caption "Tax Implications
                          Related to the Exercise of Stock Options With Rent-A-Center
                          Common Stock."

    Subsequent Sale or    If the shares of our Common Stock acquired upon the exercise
     Disposition after    of an incentive stock option are sold after the expiration
        Holding Period    of the holding period, which is two years after grant and
                          one year after exercise, upon the sale of such shares of our
                          Common Stock, the employee will recognize a long-term
                          capital gain, or loss, in an amount equal to the excess, or deficiency, of the sales price over the employee's basis,
                          provided the shares are held as a capital asset by the
                          employee.

         Disqualifying    If the shares of our Common Stock acquired upon the exercise
        Disposition by    of an incentive stock option are sold before the expiration
             Employees    of the holding period, the employee will recognize ordinary income in an amount equal to the lesser of (A) the excess of the fair market value of the shares of our Common Stock on the date of exercise over the exercise price, or (B) the
                          amount realized on the sale of such stock over the exercise price.

          Capital Gain    If the amount realized by an employee on the sale of the
                          shares of our Common Stock exceeds the fair market value of such shares on the date of exercise, the excess will be
                          taxed to the employee as a short-term or long-term capital gain, provided that the employee held the shares of our
                          Common Stock as a capital asset.

     Company Deduction    Upon the occurrence of a disqualifying disposition, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the
                          employee, provided that the employee's compensation is
                          reasonable and is otherwise within statutory limitations.

           Alternative    If an employee exercises an incentive stock option and sells
           Minimum Tax    the shares of our Common Stock related thereto in a
                          disqualifying disposition in the same taxable year, the tax treatment for purposes of ordinary income tax and
                          alternative minimum tax will be the same, resulting in no
                          additional alternative minimum tax liability. Conversely, if the employee sells shares of our Common Stock in a
                          disqualifying disposition in a tax year subsequent to the
                          tax year in which the incentive stock option was exercised, the employee will recognize alternative minimum tax income, as determined above, in the first taxable year, and ordinary taxable income, but not alternative minimum tax income, in the year in which the disposition was made.

    Exercise Following    Under certain circumstances, shares of our Common Stock
      Employee's Death    acquired upon exercise of an incentive stock option
                          following the employee's death will receive the tax
                          treatment described herein without regard to the holding
                          period requirement

      TAX IMPLICATIONS    The Plan permits, subject to the discretion of the
        RELATED TO THE    Committee, the exercise price of stock options to be paid
     EXERCISE OF STOCK    with shares of our Common Stock owned by the Plan
          OPTIONS WITH    participant. The Committee does not presently intend to
         RENT-A-CENTER    allow the use of shares of our Common Stock that are
         COMMON STOCK:    substantially non-vested, i.e., nontransferable or subject to a substantial risk of forfeiture and for which a Section
                          83(b) election has not been filed, to pay the exercise price of a stock option. Therefore, only shares of our Common
                          Stock that are substantially vested may be used to pay the exercise price of a stock option.

          Nonqualified    If a Plan participant pays the exercise price of a
         Stock Options    nonqualified stock option with shares of our Common Stock
                          that are substantially vested, including, pursuant to
                          proposed IRS regulations, stock obtained through the
                          exercise of an incentive stock option and not held for the holding period, the Plan participant will not recognize any gain on the shares surrendered. With respect to the shares of our Common Stock received, that portion of the shares of our Common Stock equal in number to the shares of our Common
                          Stock surrendered will have a basis equal to the basis of
                          the shares surrendered. The excess shares received will be taxable to the Plan participant as ordinary compensation
                          income in an amount equal to the fair market value (A) if
                          the excess shares are substantially vested, as of the
                          exercise date, or (B) if the excess shares are substantially non-vested, as of the applicable date. As used in this
                          discussion, "applicable date" means the earlier of (1) the date the Plan participant disposes of the shares of our
                          Common Stock issued under the terms of the Plan, or (2) the first date on which shares of our Common Stock issued under the terms of the Plan become substantially vested. The Plan participant's basis in those excess shares of our Common
                          Stock will equal the amount of ordinary compensation income recognized by the Plan participant.

             Incentive    The tax consequences to an employee from using shares of our
         Stock Options    Common Stock to pay the exercise price of incentive stock
                          options will depend on the status of the shares of our
                          Common Stock acquired.

                          If an employee pays the exercise price of an incentive stock option for stock that is substantially vested with shares of our Common Stock that are substantially vested, under
                          proposed IRS regulations the employee will not recognize any compensation income or gain with respect to the shares
                          surrendered. With respect to the shares of our Common Stock received, that portion of the shares of our Common Stock
                          equal in number to the shares of our Common Stock
                          surrendered will have a basis equal to the basis of the
                          shares surrendered. The holding period of the surrendered
                          shares will be carried over to the equivalent number of
                          shares of our Common Stock received. The employee will
                          recognize no gain with respect to the excess shares
                          received, the basis of such shares will be zero, and the
                          holding period of such shares will begin on the date of
                          receipt thereof by the employee. Similarly, it appears that if the employee pays the exercise price for substantially
                          non-vested shares of our Common Stock with shares of our
                          Common Stock that are substantially vested, the tax
                          consequences will be the same.

                          If an employee exercises an incentive stock option granted pursuant to the Plan using shares of our Common Stock that were obtained through the exercise of an incentive stock
                          option, whether granted under the Plan or under another one of our plans, and that have been held by the employee for
                          the holding period for either substantially vested shares of our Common Stock or substantially non-vested shares of our
                          Common Stock, the tax consequences of such payment to the
                          employee will be identical to those discussed in the
                          preceding paragraph.

                          Conversely, if an employee exercises an incentive stock
                          option granted pursuant to the Plan using shares of our
                          Common Stock received upon the prior exercise of an
                          incentive stock option, whether granted under the Plan or
                          under another one of our plans, and the employee has not
                          held that Common Stock for the holding period, under
                          proposed IRS regulations the employee will have made a
                          disqualifying disposition of the number of shares of our
                          Common Stock used as payment for the exercise price of the incentive stock option. If the employee receives shares of our Common Stock that is substantially vested, the employee generally will recognize ordinary compensation income with respect to the surrender of those shares equal to the excess of the fair market value of the shares of our Common Stock surrendered, determined as of the date the option relating to such shares of our Common Stock was exercised, over the exercise price of the shares surrendered. It is unclear
                          whether, if the employee receives shares of our Common Stock that is substantially non-vested, the recognition of income will be deferred until the shares of our Common Stock
                          becomes substantially vested. The basis of the shares
                          received will equal the amount of ordinary compensation
                          income recognized by the employee plus the employee's basis in the shares surrendered, allocated equally among the
                          shares received.

      RESTRICTED STOCK
               GRANTS:
      Taxation of Plan    A Plan participant who receives a restricted stock award
          Participants    will recognize ordinary income equal to the fair market
                          value of the shares of our Common Stock received at the time the restrictions lapse, unless the Plan participant makes a
                          Section 83(b) election to report the fair market value of
                          the shares of our Common Stock received as restricted stock as ordinary income at the time of receipt. If any amount is paid for the restricted stock, the Plan participant will
                          include in income the excess of the fair market value of the shares of our Common Stock received over the amount, if any, paid for such shares, either at the time the restrictions
                          lapse or when the Plan participant makes a Section 83(b)
                          election.

     Company Deduction    We may deduct an amount equal to the income recognized by
                          the Plan participant at the time the Plan participant
                          recognizes the income, provided the Plan participant's
                          compensation is reasonable, and otherwise within statutory limitations.

                 Basis    The basis of the restricted stock in the hands of the Plan participant will be equal to the fair market value of the
                          restricted stock on the date the Plan participant recognizes ordinary income as described above plus the amount of
                          ordinary income recognized in excess of fair market value, if any amount is paid for the restricted stock in excess of fair market value.

    Subsequent Sale or    The restrictions placed on restricted stock do not permit
           Disposition    sale or disposition until the restrictions lapse. Upon the sale or disposition of restricted stock after the
                          restrictions lapse, a Plan participant will recognize
                          taxable income or loss equal to the difference between the amount realized by the Plan participant on the disposition of the stock and the Plan participant's basis in the stock.
                          The gain or loss will be taxable to the Plan participant as a capital gain or deductible by the Plan participant as a
                          capital loss, either short-term or long-term, depending on the holding period of the restricted stock, provided that
                          the Plan participant held the restricted stock as a capital asset.

            Dividends  During the period in which a Plan participant holds restricted stock, prior to the lapse of the restrictions, if dividends are declared but not distributed to the Plan participant until the restrictions lapse, the dividends will be treated for tax purposes by the Plan participant and us in the following manner: (A) if the Plan participant makes a Section
                       83(b) election to recognize income at the time of receipt of the restricted stock, the dividends will be taxed as dividend income to the Plan participant when the restrictions lapse and we will not be entitled to a deduction and will not be required to withhold income tax, (B) if the Plan participant does not make a Section 83(b) election, the dividends will be taxed as compensation to the Plan participant when the restrictions lapse and will be deductible by us and subject to applicable federal income tax withholding at that time.

                       If the Company pays the dividends to the Plan participant prior to the lapse of the restrictions and the Plan participant makes a Section 83(b) election, the dividends will be taxed as dividend income at the time of payment and will not be deductible by us.
                       Conversely, if the Plan participant does not make a Section 83(b) election, the dividends will be taxable to the Plan participant as compensation at the time of payment and we will be entitled to a deduction

  TAX IMPLICATIONS OF  A Plan participant will not recognize taxable income upon the grant of a stock
   STOCK APPRECIATION  appreciation right.
              RIGHTS:

     Taxation of Plan  Upon the exercise of a stock appreciation right, a Plan participant will recognize
         Participants  ordinary income in an amount equal to the cash and fair market value of the shares of our
                       Common Stock received.

    Company Deduction  We will be entitled to a deduction in the amount of, and at the time that, ordinary income is recognized by the Plan participant in connection with the exercise of a stock appreciation right, provided that the Plan participant's compensation is reasonable and is otherwise within the statutory limitations.

                Basis  In the event that a stock appreciation right is paid in whole or in part in shares of our
                       Common Stock, the amount recognized by the Plan participant as ordinary income with respect to those shares will be the Plan participant's basis in those shares for purposes of determining any gain or loss on the subsequent sale of those shares.

                       THE ABOVE TAX INFORMATION IS ONLY A BRIEF DESCRIPTION OF THE FEDERAL INCOME TAX
                       CONSEQUENCES OF RECEIPT AND/OR EXERCISE OF OPTIONS. IT IS BASED ON PRESENT FEDERAL TAX AND
                       SECURITIES LAWS, REGULATIONS AND INTERPRETATIONS THEREOF AND DOES NOT PURPORT TO BE A
                       COMPLETE DESCRIPTION OF SUCH FEDERAL TAX CONSEQUENCES. THE FOREGOING SUMMARY OF FEDERAL
                       INCOME TAX CONSEQUENCES MAY CHANGE IN THE EVENT OF A CHANGE IN THE INTERNAL REVENUE CODE
                       OR REGULATIONS THEREUNDER OR INTERPRETATIONS THEREOF. IF AN OPTION HOLDER IS CONSIDERING
                       EXERCISING AN OPTION, HE OR SHE SHOULD CONSULT A TAX ADVISOR CONCERNING THE FEDERAL, STATE
                       AND LOCAL INCOME TAX CONSEQUENCES OF SUCH EXERCISE.

                         OPTIONS GRANTED UNDER THE PLAN

The following table sets forth certain information with respect to options granted to the listed persons and groups under the Plan through March 23, 2000:

          NAME AND               NUMBER
     PRINCIPAL POSITION        OF SHARES       GRANT DATE        EXERCISE PRICE     EXPIRATION DATE
     ------------------        ----------   -----------------   ----------------   -----------------
J. Ernest Talley.............     100,000   December 31, 1999   $19.81 to $21.79   December 31, 2004
  Chairman of the                                                                         to
  Board and Chief                                                                  December 31, 2009
  Executive Officer
Mitchell E. Fadel............      15,000    January 2, 1997    $14.38 to $19.81    January 2, 2007
  President and Chief                              to                                     to
  Executive Officer --                      December 31, 1999                      December 31, 2009
  ColorTyme, Inc.
L. Dowell Arnette............      55,000      May 9, 1995      $6.67 to $30.50       May 9, 2005
  President                                        to                                     to
                                            December 31, 1999                      December 31, 2009
Bradley W. Denison...........      50,000     September 30,          $26.50          September 30,
  Senior Vice President and                       1998                                   2008
  General Counsel

Dana F. Goble................      40,000      May 9, 1995      $6.67 to $30.50       May 9, 2005
  Executive Vice                                   to                                     to
  President and                             December 31, 1999                      December 31, 2009
  Chief Operating Officer
All current executive
  officers as a group (15
  persons)...................     407,750      May 9, 1995      $6.67 to $30.50       May 9, 2005
                                                   to                                     to
                                            December 31, 1999                      December 31, 2009
Lawrence M. Berg.............      12,000    January 4, 1999    $22.31 to $30.50    January 4, 2009
  Director                                         to                                     to
                                             January 3, 2000                        January 3, 2010
Peter P. Copses..............      12,000    January 4, 1999    $22.31 to $30.50    January 4, 2009
  Director                                         to                                     to
                                             January 3, 2000                        January 3, 2010
J.V. Lentell.................      24,000     April 1, 1995     $3.34 to $30.50      April 1, 2005
  Director                                         to                                     to
                                             January 3, 2000                        January 3, 2010
Joseph V. Mariner, Jr. ......      24,000     April 1, 1995     $3.34 to $30.50      April 1, 2005
  Director                                         to                                     to
                                             January 3, 2000                        January 3, 2010
All current directors who are
  not executive officers as a
  group (4 persons)..........      72,000     April 1, 1995     $3.34 to $30.50      April 1, 2005
                                                   to                                     to
                                             January 3, 2000                        January 3, 2010
All Employees (including
  current officers who are
  not executive officers) as
  a group....................   7,422,500(1)   April 1, 1995    $3.34 to $30.50      April 1, 2005
                                                   to                                     to
                                             January 3, 2000                        January 3, 2010

---------------

(1) Pursuant to the terms of the Plan, when an optionee leaves our employ, unvested options granted to that employee terminate and become available for issuance. Vested options not exercised within 90 days from the date the optionee leaves our employ terminate and become available for issuance. As a result of terminations, the number of shares reserved under the Plan on a historical basis, exceed the number of shares available for issuance. However, at no time did grants under the Plan exceed the number of shares available for issuance.

The closing sales price of the Common Stock as of March 23, 2000 was $15.00 per share, as reported on Nasdaq.

                                 OTHER BUSINESS

The Board of Directors does not intend to bring any business before the annual stockholders meeting other than the matters referred to in this notice and at this date has not been informed of any matters that may be presented to the annual stockholders meeting by others. If, however, any other matters properly come before the annual stockholders meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

Representatives of Grant Thornton LLP, the Company's independent public accountants for the fiscal year ended December 31, 1999, will attend the annual stockholders meeting and be available to respond to appropriate questions which may be asked by stockholders. These representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

The Audit Committee of the Board of Directors has not appointed an independent public accounting firm for the 2000 fiscal year. The Board of Directors and the Audit Committee annually review the performance of the our independent public accountants and the fees charged for their services. The Board anticipates, from time to time, obtaining competitive proposals from other independent public accounting firms for our annual audit. Based upon the Board of Directors and Audit Committee's analysis of such information, we will determine which independent public accounting firm to engage to perform its annual audit each year.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of reports filed by our directors, executive officers and beneficial holders of 10% or more of our shares, and upon representations from those persons, we believe that all SEC stock ownership reports required to be filed by those reporting persons during 1999 were timely made, except as noted. Mr. Davis failed to file two Form 4's on a timely basis and Messrs. Ford, Lopez, Nutt, Kraemer, and Doll failed to file a Form 4 on a timely basis. Late forms were filed in each instance.

                         RENT-A-CENTER STOCK OWNERSHIP

The following tables list our stock ownership for our directors, our named executive officers, and our known 5% stockholders. Ownership includes direct and indirect (beneficial) ownership, as defined by SEC rules. To our knowledge, each person, along with his or her spouse, has sole voting and investment power over the shares unless otherwise noted. Information in the table is as of March 23, 2000.

                                                                  SHARES OF         SHARES OF SERIES A
                                                                COMMON STOCK          PREFERRED STOCK
                                                             BENEFICIALLY OWNED     BENEFICIALLY OWNED
                                                            ---------------------   -------------------
NAME AND ADDRESS OF                                                      PERCENT               PERCENT
BENEFICIAL OWNER                                              NUMBER     OF CLASS    NUMBER    OF CLASS
-------------------                                         ----------   --------   --------   --------
J. Ernest Talley(1).......................................   4,903,166(2)   20.2%         --        --
Mark E. Speese(1).........................................   1,991,832      8.2%          --        --
SAFECO Corporation........................................   3,196,150(3)   13.1%
L. Dowell Arnette.........................................     427,414(4)    1.8%         --        --
Mitchell E. Fadel.........................................      47,800(5)   *             --        --
Bradley W. Denison........................................      12,500(6)   *             --        --
Dana F. Goble.............................................      30,313(7)   *             --        --
J.V. Lentell..............................................      19,000(6)   *             --        --
Joseph V. Mariner, Jr. ...................................      10,000(8)   *             --        --
Laurence M. Berg(9).......................................      12,000(6)   *             --        --
Peter P. Copses(9)........................................      12,000(6)   *             --        --
Apollo(10)................................................   9,716,373     28.6%     271,426     100.0%
All officers and directors as a group (19 total)..........   7,547,395     30.8%          --        --

---------------

 * Less than 1%.

 (1) The address of Messrs. Talley and Speese is 5700 Tennyson Parkway Third Floor, Plano, Texas 75024.

 (2) Includes (A) 1,903,166 shares of our Common Stock held directly by him, (B) 2,000,000 shares held by the Talley 1999 Trust, a trust organized under the laws of the State of Texas of which Mr. Talley is the sole trustee, and (C) 1,000,000 shares held by Talley Partners, Ltd., a Texas limited partnership, whose sole general partner is Talley Management, Inc., a Texas corporation, an entity controlled by Mr. Talley. Mr. Talley has sole voting and dispositive power with respect to these shares. The amount listed in the table does not include an aggregate of 326,184 shares owned by two of Mr. Talley's children, as to which Mr. Talley disclaims beneficial ownership.

 (3) The address of SAFECO Corporation is SAFECO Plaza, Seattle, WA 98185. Pursuant to a review of SAFECO Corporation's Schedule 13G filed with the SEC, SAFECO Corporation disclaims beneficial ownership of these shares. These shares represent shares owned beneficially by registered investment companies for which a subsidiary of SAFECO Corporation serves as advisor, including 2,321,350 shares held by SAFECO Common Stock Trust.

 (4) Includes 22,500 shares issuable pursuant to options granted under the Long-Term Incentive Plan, all of which are currently exercisable.

 (5) Includes 7,500 shares issuable pursuant to options granted under the Long-Term Incentive Plan, all of which are currently exercisable.

 (6) These shares are issuable pursuant to options granted under the Long-Term Incentive Plan, all of which are currently exercisable.

 (7) Includes 21,250 shares issuable pursuant to options granted under the Long-Term Incentive Plan, all of which are currently exercisable.

 (8) Includes 6,000 shares issuable pursuant to options granted under the Long-Term Incentive Plan, all of which are currently exercisable.

 (9) Messrs. Berg and Copses are each principals and officers of certain affiliates of Apollo. Accordingly, each of Messrs. Berg and Copses may be deemed to beneficially own shares owned by Apollo. Messrs. Berg and Copses disclaim beneficial ownership with respect to any such shares owned by Apollo.

(10) The address of Apollo is 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067. The 9,716,373 shares of Common Stock represent the shares of Common Stock into which the Series A Preferred Stock is convertible. Apollo owns 261,000 shares of our Preferred Stock, which represents in excess of 96% of the outstanding shares of our Preferred Stock. Apollo also has the right to vote RC Acquisition Corp.'s 10,426 shares of Preferred Stock. Apollo disclaims any beneficial ownership in these 10,426 shares other than its right to vote these shares.

                     VOTING PROCEDURES/REVOKING YOUR PROXY

               QUORUM:    The holders of the majority of the votes entitled to vote at this year's annual stockholders meeting will constitute a quorum.

     VOTES REQUIRED TO    To be elected, directors must receive a plurality of the shares voting in person or by
   APPROVE A PROPOSAL:    proxy, provided a quorum exists. A plurality means receiving the largest number of votes, regardless of whether that is a majority. To approve the Plan amendments, we must receive a majority of the votes cast by persons entitled to vote and present in person or by proxy at the meeting. All other matters which may be submitted to you at the meeting will be decided by a majority of the votes cast on the matter, provided a quorum exists, except as otherwise provided by law or our Certificate of Incorporation or Bylaws.

SHARES OUTSTANDING AND    On the Record Date, there were 24,315,421 shares of Common Stock outstanding. Each
      NUMBER OF VOTES:    share of Common Stock entitles the holder to one vote per share. On the Record Date, there were 271,426 shares of Preferred Stock outstanding. Each share of Preferred Stock entitles the holder to approximately 35.8 votes per share, or 9,716,373 votes in the aggregate.

ABSTENTIONS AND BROKER    Those who fail to return a proxy or attend the meeting will not count towards
            NON-VOTES:    determining any required plurality, majority or quorum. Stockholders and brokers returning proxies or attending the meeting who abstain from voting on the election of our directors will count towards determining a quorum. However, such abstentions will have no effect on the outcome of the election of our directors or on the approval of the Plan amendments.

                          Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. In the event that a broker does not receive voting instructions for these matters from its customers, a broker may notify us that it lacks voting authority to vote those shares.
                          These "broker non-votes" refer to votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. These broker non-votes will be included in determining whether a quorum exists, but will have no effect on the outcome of the election of our directors or on the approval of the Plan amendments.

  HOW THE PROXIES WILL    The enclosed proxies will be voted in accordance with the instructions you place on the
             BE VOTED:    proxy card. Unless otherwise stated, all shares represented by your returned, signed proxy will be voted as noted on the first page of this proxy statement.

    HOW YOU MAY REVOKE    You may revoke your proxies by:
         YOUR PROXIES:

                          - Delivering a signed, written revocation letter, dated later than the proxy, to David
                            M. Glasgow, Corporate Secretary, at 5700 Tennyson Parkway, Third Floor, Plano, Texas
                            75024;

                          - Delivering a signed proxy, dated later than the first one, to ChaseMellon Shareholder
                            Services, 600 Willow Tree Road, Leonia, NJ 07605, Attn: Norma Cianfaglione; or

                          - Attending the meeting and voting in person or by proxy. Attending the meeting alone will not revoke your proxy.

   PROXY SOLICITATION:    We have engaged ChaseMellon Consulting Services, L.L.C. to assist us in solicitating proxies related to the 2000 annual meeting of stockholders and have agreed to pay them a fee of $8,500 for doing so. In addition, our employees will solicit proxies for no additional compensation. We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

             DATES FOR    From time to time, stockholders may seek to nominate
         SUBMISSION OF    directors or present proposals for inclusion in the proxy
         STOCKHOLDERS'    statement and form of proxy for consideration at an annual
            PROPOSALS:    stockholders meeting. To be included in the proxy statement or considered at an annual or any special meeting, you must timely submit nominations of directors or proposals, in
                          addition to meeting other legal requirements. We must
                          receive proposals for the 2001 annual stockholders meeting no later than December 8, 2000 for possible inclusion in the proxy statement, or prior to February 15, 2001 for possible consideration at the meeting, which is expected to take
                          place on May 16, 2001. Direct any proposals, as well as
                          related questions, to the undersigned.

                           ANNUAL REPORT ON FORM 10-K

YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K THAT WE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, BY SUBMITTING A WRITTEN REQUEST TO:

                                        DAVID M. GLASGOW, CORPORATE SECRETARY
                                        RENT-A-CENTER, INC.
                                        5700 TENNYSON PARKWAY, THIRD FLOOR
                                        PLANO, TEXAS 75024.

YOU MAY ALSO OBTAIN OUR SEC FILINGS THROUGH THE INTERNET AT WWW.SEC.GOV.

                                          By order of the Board of Directors.

                                          /s/ DAVID M. GLASGOW

                                          David M. Glasgow
                                          Corporate Secretary

                                          PLEASE VOTE -- YOUR VOTE IS IMPORTANT

                                   EXHIBIT A
                                   ---------

                              AMENDED AND RESTATED
                              RENT-A-CENTER, INC.
                            LONG-TERM INCENTIVE PLAN

    1. Objectives. The Amended and Restated Rent-A-Center, Inc. Long-Term Incentive Plan (formerly known as the 1994 Renters Choice, Inc. Long-Term Incentive Plan) is designed to retain selected employees, non-employee directors and Independent Contractors (as herein defined) of Rent-A-Center, Inc. (formerly known as Renters Choice, Inc.) (the "Company") and reward them for making significant contributions to the success of the Company and its Subsidiaries (as hereinafter defined). These objectives are to be accomplished by making awards under the Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

    2. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

        "Agreement" means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Employee Award, a Director Option or an Independent Contractor Option.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" means such committee of the Board as is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16b-3.

        "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

        "Director" means an individual serving as a member of the Board who is not an employee of the Company or any Subsidiary of the Company.

        "Director Option" means a nonqualified stock option granted to a Director under the terms of this Plan.

        "Employee Award" means the grant of any form of Employee Stock Option, stock appreciation right, stock award or cash award, whether granted singly, in combination or in tandem, to an employee of the Company or any Subsidiary pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

        "Employee Stock Option" means an incentive stock option or a nonqualified stock option granted to an employee of the Company or any of its Subsidiaries under this Plan by the Committee.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        "Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, Inc., or, if not reported by the Nasdaq Stock Market, Inc., by the National Quotation Bureau, Inc.

        "Independent Contractor" means any individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization or any other form of business organization who or which is engaged by the Company or any Subsidiary to render consulting, advisory or other independent contractor services, as defined by the Board.

        "Independent Contractor Option" means a nonqualified stock option granted to an Independent Contractor under the terms of this Plan.

        "Participant" means an employee of the Company or any of its Subsidiaries to whom an Employee Award has been made, a Director to whom a Director Option has been made or an Independent Contractor to whom an Independent Contractor Option has been made under the terms of the Plan.

        "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

        "Subsidiary" means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

    3.    Eligibility.

        (a) Employee Awards. All employees of the Company and its Subsidiaries are eligible for Employee Awards under this Plan. The Committee shall select the employees who shall become Participants in the Plan from time to time by the grant of Employee Awards under the Plan.

        (b) Director Options. Recipients of Director Options shall include all persons who, as of the time Director Options are awarded, are serving as Directors of the Company.

        (c) Independent Contractor Options. The Committee, in its discretion, shall determine which Independent Contractors are eligible to become Participants in the Plan from time to time by the grant of Independent Contractor Options under the Plan.

    4. Common Stock Available Under the Plan. There shall be available for Employee Awards, Director Options and Independent Contractor Options, any of which may be granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 6,200,000 shares of Common Stock, subject to adjustment as provided in Paragraph 15, 496,000 of which shall be set aside for issuance pursuant to Director Options and 310,000 of which shall be set aside for stock awards, as described in subparagraph 6(iii) hereof. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make shares of Common Stock available for issuance pursuant to Employee Awards, Director Options and Independent Contractor Options. Common Stock related to Employee Awards, Director Options or Independent Contractor Options that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Employee Award, a Director Option or an Independent Contractor Option are not issued to a Participant, or are exchanged for Employee Awards that do not involve Common Stock, shall immediately become available for Employee Awards, Director Options and Independent Contractor Options hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3.

    5. Administration. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, a Director Option or an Independent Contractor Option, accelerate the vesting or exercisability of an Employee Award, a Director Option or an Independent Contractor Option, eliminate or make less restrictive any restrictions contained in an Employee Award, a Director Option or an Independent Contractor Option, waive any restriction or other provision of an Employee Award, a Director Option or an Independent Contractor Option or otherwise amend or modify an Employee Award, a Director Option or an Independent Contractor Option in any manner that is either (a) not adverse to the Participant holding such Employee Award, Director Option or Independent Contractor Option or (b) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Employee Award, Director Option or Independent Contractor Option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. The Committee may delegate to the Chief Executive Officer of the Company and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Employee Awards, Director Options or Independent Contractor Options to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

    6. Employee Awards. The Committee shall determine the type or types of awards to be made to each Participant under this Plan. Each Employee Award made hereunder shall be embodied in an Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the Chief Executive Officer, the Chief Operating Officer or any Vice President of the Company for and on behalf of the Company. Employee Awards may consist of those listed in this Paragraph 6 and may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to grants or rights (a) under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity, or (b) made to any Company or Subsidiary employee by the Company or any Subsidiary. An Employee Award may provide for the granting or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award. Notwithstanding anything herein to the contrary, no Participant may be granted Employee Awards consisting of stock options or stock appreciation rights exercisable for more than 20% of the shares of Common Stock originally authorized for Employee Awards under this Plan, subject to adjustment as provided in Paragraph 15. In the event of an increase in the number of shares authorized under the Plan, the 20% limitation will apply to the number of shares authorized.

        (i) Employee Stock Option. An Employee Award may consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Agreement or otherwise. An Employee Stock Option may be in the form of an incentive stock option ("ISO") which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. Notwithstanding the foregoing, no ISO can be granted under the Plan more than ten years following the Effective Date of the Plan.

        (ii) Stock Appreciation Right. An Employee Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the stock appreciation right ("SAR") is exercised over a specified strike price as set forth in the applicable Agreement.

        (iii) Stock Award. An Employee Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any stock Employee Award may be subject to conditions established by the Committee and set forth in the Agreement, which conditions may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. Such Employee Awards may be based on Fair Market Value or other specified valuations. The certificates evidencing shares of Common Stock issued in connection with a stock Employee Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto.

        (iv) Cash Award. An Employee Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee and set forth in the Agreement, including, but not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance.

    7. Director Stock Options. Director Options shall be granted to each eligible Director as of the date of consummation of the initial public offering of the Common Stock providing for the purchase of 9,000 shares of Common Stock. Commencing on January 1, 1996, automatic annual awards of Director

Options shall be made to each eligible Director on the first business day of the Company's fiscal year, providing for the purchase of 3,000 shares of Common Stock; provided that such Director Options shall provide for the purchase of 9,000 shares of Common Stock if the recipient of such Director Option had not previously received a grant of a Director Option pursuant to this Plan. The purchase price of each share of Common Stock placed under a Director Option shall be equal to the Fair Market Value of such shares on the date the Director Option is granted; provided, that the purchase price of each share of Common Stock placed under a Director Option on the date of consummation of the initial public offering of the Common Stock shall be equal to the initial public offering price of the Common Stock. Director Options shall terminate and be of no force or effect with respect to any shares not previously purchased by the Director Optionee upon the expiration of ten years from the date of granting of each Director Option, notwithstanding any earlier termination of the Director Optionee's status as a Director of the Company. All Director Options shall be exercisable immediately on the date of grant. Notwithstanding the foregoing, no grant of Director Options shall be made unless the number of shares available under the Plan is sufficient to make all automatic grants of Director Options on the grant date. All Director Options shall be evidenced by a written Agreement conforming with the terms of this Plan.

    8. Independent Contractor Options. Independent Contractor Options shall be granted to each eligible Independent Contractor (as selected by the Board or the Committee) pursuant to the terms of an Agreement. Independent Contractor Options granted under this Plan will contain such terms and conditions with respect to the death or disability of the Independent Contractor or termination of the Independent Contractor's relationship with the Company or a Subsidiary as the Committee or Board deems necessary and/or appropriate.

    9.    Payment of Employee Awards.

        (a) General. Payment of Employee Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. As used herein, "Restricted Stock" means Common Stock that is restricted or subject to forfeiture provisions.

        (b) Deferral. The Committee may, in its discretion, (i) permit selected Participants to elect to defer payments of some or all types of Employee Awards in accordance with procedures established by the Committee or (ii) provide for the deferral of an Employee Award in an Agreement or otherwise. Any such deferral may be in the form of installment payments or a future lump sum payment. Any deferred payment, whether elected by the Participant or specified by the Agreement or by the Committee, may be forfeited if and to the extent that the Agreement so provides.

        (c) Dividends and Interest. Dividends or dividend equivalent rights may be extended to and made part of any Employee Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

        (d) Substitution of Employee Awards. At the discretion of the Committee, a Participant may be offered an election to substitute an Employee Award for another Employee Award of the same or different type.

    10. Stock Option Exercise. The price at which shares of Common Stock may be purchased under a stock option (whether pursuant to an Employee Award, a Director Option or an Independent Contractor Option) shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Stock or surrendering all or part of that or any other Employee Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or Employee Awards to exercise a stock option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant. The Committee may provide for procedures to permit the exercise or purchase of Employee Awards, Director Options or Independent Contractor Options by (a) loans from the Company or (b) use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Employee Award, a Director Option or an Independent Contractor Option. Unless otherwise provided in the applicable Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

    11. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Employee Award, Director Option or Independent Contractor Option payment and withhold, as applicable, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award, Director Option or Independent Contractor Option with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

    12. Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (a) no amendment or alteration that would impair the rights of any Participant under any Employee Award, Director Option or Independent Contractor Option previously granted to such Participant shall be made without such Participant's consent, and (b) no amendment or alteration shall be effective prior to approval by the Company's stockholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Employee Award, Director Option or Independent Contractor Option then outstanding (unless the Participant consents) or to the extent stockholder approval is otherwise required by applicable legal requirements.

    13. Termination of Employment or Provision of Service. Upon the termination of employment or provision of service by a Participant, any unexercised, deferred or unpaid Employee Awards, Director Options or Independent Contractor Options shall be treated as provided in the specific Agreement evidencing the Employee Award, Director Option or Independent Contractor Option. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, a Director Option or an Independent Contractor Option, accelerate the vesting or exercisability of an Employee Award, a Director Option or an Independent Contractor Option, eliminate or make less restrictive any restrictions contained in an Employee Award, a Director Option or an Independent Contractor Option, waive any restriction or other provision of this Plan or an Employee Award, a Director Option or an Independent Contractor Option or otherwise amend or modify the Employee Award, Director Option or Independent Contractor Option in any manner that is either (a) not adverse to such Participant or (b) consented to by such Participant.

    14. Assignability. Unless otherwise determined by the Committee and provided in the Agreement, no Employee Award, Director Option, Independent Contractor Option or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-l(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. The Committee may prescribe and include in applicable Agreements other restrictions on transfer. Any attempted assignment of an Employee Award, a Director Option, an Independent Contractor Option or any other benefit under this Plan in violation of this Paragraph 14shall be null and void.

    15.    Adjustments.

        (a) The existence of outstanding Employee Awards, Director Options or Independent Contractor Options shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

        (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee may adjust proportionally (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Employee Awards, Director Options and Independent Contractor Options denominated in Common Stock or units of Common Stock; (ii) the exercise or other price in respect of such Employee Awards, Director Options and Independent Contractor Options; and (iii) the appropriate Fair Market Value and other price determinations for such Employee Awards, Director Options and Independent Contractor Options. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, Employee Awards, Director Options or Independent Contractor Options and the termination of unexercised options in connection with such transaction.

    16. Restrictions. No Common Stock or other form of payment shall be issued with respect to any Employee Award, Director Option or Independent Contractor Option unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention and that, if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

    17. Unfunded Plan. Insofar as it provides for Employee Awards of cash, and Employee Awards, Director Options and Independent Contractor Options covering Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

    18. Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

    19.    Effective Date of Plan.

        (a) This Plan was approved by the Board of Directors of the Company as of December 5, 1994, and by the unanimous written consent dated as of December 21, 1994, of the holders of all of the shares of Common Stock outstanding and entitled to vote thereon.

        (b) The Plan was amended effective May 20, 1996 for the purpose of increasing the number of shares reserved for issuance under the Plan from 1,500,000 to 2,000,000. The amendments to the Plan were approved by the Board of Directors of the Company as of March 18, 1996, and by the holders of a majority of the issued and outstanding shares of Common Stock of the Company as of May 20, 1996.

        (c) The Plan was again amended effective May 21, 1998 for the purpose of increasing the number of shares reserved for issuance under the Plan from 2,000,000 to 3,000,000. The amendment to the Plan was approved by the Board of Directors of the Company on March 16, 1998, and by the holders of a majority of the issued and outstanding shares of Common Stock of the Company on May 18, 1998. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate the 1996 and the 1998 amendments.

        (d) The Plan was again amended on September 14, 1998 for the purpose of increasing the number of shares reserved for issuance under the Plan from 3,000,000 to 4,500,000. The amendment to the Plan was approved by the Board of Directors of the Company on September 14, 1998 and by the holders of a majority of the issued and outstanding shares of Common Stock of the Company on October 20, 1998. For purposes of ease of administration and clarity of reference, the Plan was amended and restated to incorporate all amendments.

                                            RENT-A-CENTER, INC.

                               RENT-A-CENTER, INC.
                        5700 TENNYSON PARKWAY, 3RD FLOOR
                               PLANO, TEXAS 75024

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY
                     ---------------------------------------
                                  COMMON STOCK

      The undersigned, hereby revoking all prior proxies, hereby appoints Robert
   D. Davis and David M. Glasgow jointly and severally, with full power to act
P alone, as my true and lawful attorneys-in-fact, agents and proxies, with full and several power of substitution to each, to vote all the shares of Common
R Stock of Rent-A-Center, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Rent-A-Center,
O Inc. to be held on May 16, 2000 and at any adjournments and postponements thereof. The above-named proxies are hereby instructed to vote as shown on
X  the reverse side of this card.

Y    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN, BUT
   WHERE NO DIRECTION IS GIVEN IT WILL BE VOTED "FOR" PROPOSALS 1 AND 2 IN THE DISCRETION OF THE ABOVE-NAMED PERSONS ACTING AS PROXIES ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

-------------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS CHANGE ON REVERSE SIDE





                                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

--------------------------------------------------------------------------------

                            o FOLD AND DETACH HERE o

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Please mark
                                                                                                   your votes as
                                                                                                   indicated in
                                                                                                   this example  [X]

1. ELECTION OF CLASS III DIRECTORS for the Item                                 2. To approve amendments to our Long-Term Incentive
   set forth in the accompanying proxy statement.   Joseph V. Mariner, Jr.         Plan allowing for participation by independent
                                                    and J.V. Lentell               contractors (as defined in the Plan) and an
      FOR the                    WITHHOLD                                          increase in the number of shares of our Common
      nominee                   AUTHORITY           WITHHELD FOR: (To withhold     Stock, par value $.01 per share, which are
   listed to the         to vote for the nominee    authority to vote for any      reserved for issuance under our Long-Term
       right               listed to the right      individual nominee, write      Incentive Plan from 4,500,000 to 6,200,000 shares
                                                    the nominee's name in the      for the purpose of retaining and recruiting
        [ ]                        [ ]              space provided below.)         quality employees in order to achieve our
                                                                                   aggressive growth plans.
                                                    --------------------------
                                                                                        FOR          AGAINST        ABSTAIN

                                                                                        [ ]            [ ]            [ ]

3. In their discretion, upon such other business as may properly come before    The undersigned(s) acknowledges receipt of the
   the meeting.                                                                 Notice of 2000 Annual Meeting of Stockholders
                                                                                and the proxy statement accompanying the same, each
                                                                                dated April 5, 2000.

                                                                                Please date this proxy and sign your name exactly as
                                                                                it appears hereon. If there is more than one owner,
I PLAN TO ATTEND [ ]                                                            each should sign. When signing as an agent,
                                                                                attorney, administrator, guardian or trustee, please
                                                                                indicate your title as such. If executed by a
                                                                                corporation this proxy should be signed in the
                                                                                corporate name by a duly authorized officer who
                                                                                should so indicate his or her title.

                                                                                      PLEASE DATE, SIGN AND RETURN THIS PROXY
                                                                                         PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                ----------------------------------------------------
                                                                                Date

                                                                                ----------------------------------------------------
                                                                                Signature

                                                                                ----------------------------------------------------
                                                                                Signature if held jointly
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                                             o FOLD AND DETACH HERE o

                                     PROXY

                               RENT-A-CENTER, INC.
                        5700 TENNYSON PARKWAY, 3RD FLOOR
                               PLANO, TEXAS 75024

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY

                 ----------------------------------------------
                            SERIES A PREFERRED STOCK

         The undersigned, hereby revoking all prior proxies, hereby appoints Robert D. Davis and David M. Glasgow jointly and severally, with full power
 P to act alone, as my true and lawful attorneys-in-fact, agents and proxies, with full and several power of substitution to each, to vote all the shares
 R of Series A Preferred Stock of Rent-A-Center, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of
 O Stockholders of Rent-A-Center, Inc. to be held on May 16, 2000 and at any adjournments and postponements thereof. The above-named proxies are hereby
 X   instructed to vote as shown on the reverse side of this card.

 Y       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN,
     BUT WHERE NO DIRECTION IS GIVEN IT WILL BE VOTED "FOR" PROPOSALS 1 AND 2 IN THE DISCRETION OF THE ABOVE-NAMED PERSONS ACTING AS PROXIES ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

--------------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS CHANGE ON REVERSE SIDE


                                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

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                                                                                                    Please mark
                                                                                                   your votes as
                                                                                                   indicated in
                                                                                                   this example  [X]

1. ELECTION OF CLASS III DIRECTORS for the Item                                 2. To approve amendments to our Long-Term
   set forth in the accompanying proxy statement.                                  Incentive Plan allowing for participation by
                                                                                   independent contractors (as defined in the Plan)
      FOR the                    WITHHOLD           Joseph V. Mariner, Jr.         and an increase in the number of shares of our
      nominee                   AUTHORITY           and J.V. Lentell               Common Stock, par value $.01 per share, which are
   listed to the         to vote for the nominee                                   reserved for issuance under our Long-Term
       right               listed to the right      WITHHELD FOR: (To withhold     Incentive Plan from 4,500,000 to 6,200,000 shares
                                                    authority to vote for any      for the purpose of retaining and recruiting
        [ ]                        [ ]              individual nominee, write      quality employees in order to achieve our
                                                    the nominee's name in the      aggressive growth plans.
                                                    space provided below.)
                                                                                        FOR          AGAINST        ABSTAIN
                                                    --------------------------
                                                                                        [ ]            [ ]            [ ]

3. In their discretion, upon such other business as may properly come before    The undersigned(s) acknowledges receipt of the
   the meeting.                                                                 Notice of 2000 Annual Meeting of Stockholders
                                                                                and the proxy statement accompanying the same, each
                                                                                dated April 5, 2000.

                                                                                Please date this proxy and sign your name exactly as
                                                                                it appears hereon. If there is more than one owner,
I PLAN TO ATTEND [ ]                                                            each should sign. When signing as an agent,
                                                                                attorney, administrator, guardian or trustee, please
                                                                                indicate your title as such. If executed by a
                                                                                corporation this proxy should be signed in the
                                                                                corporate name by a duly authorized officer who
                                                                                should so indicate his or her title.

                                                                                      PLEASE DATE, SIGN AND RETURN THIS PROXY
                                                                                         PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                ----------------------------------------------------
                                                                                Date

                                                                                ----------------------------------------------------
                                                                                Signature

                                                                                ----------------------------------------------------
                                                                                Signature if held jointly
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                                             o FOLD AND DETACH HERE o